Exhibit 10.7

EXECUTION VERSION

REAFFIRMATION AGREEMENT dated as of June 30, 2011 (this “Reaffirmation Agreement”), among SURGICAL CARE AFFILIATES, LLC (the “Borrower”), ASC ACQUISITION LLC (“Holdings”), the subsidiaries of the Borrower listed on Schedule A hereto (collectively, together with the Borrower and Holdings, the “Reaffirming Parties”), and JPMORGAN CHASE BANK, N.A., as the Administrative Agent, Swing Line Lender, and L/C Issuer for the Lenders (in such capacity, the “Agent”).

WHEREAS, the Borrower, Holdings, the Lenders party thereto, and the Agent are parties to the Credit Agreement dated as of June 29, 2007 (as amended, supplemented or otherwise modified prior to the Restatement Effective Date, the “Existing Credit Agreement”), and are entering into the Amendment and Restatement Agreement dated as of the date thereof (the “Amendment”) (the Existing Credit Agreement as amended by the Amendment, the “Amended and Restated Credit Agreement”);

WHEREAS, the Borrower, the Reaffirming Parties and the Agent are parties to the Guaranty dated as of June 29, 2007 (the “Guaranty”), pursuant to which the Reaffirming Parties agreed to guarantee, subject to the terms and conditions set forth therein, all of the Obligations;

WHEREAS, the Borrower, the Reaffirming Parties and the Agent are parties to the Pledge and Security Agreement dated as of June 29, 2007 (the “Pledge and Security Agreement”), pursuant to which the Reaffirming Parties agreed to secure, subject to the terms and conditions therein, all of the Obligations;

WHEREAS, the parties hereto intend that (a) the Obligations shall be in all respects continuing under the Amended and Restated Credit Agreement, on the terms set forth therein and (b) the Guaranty and Pledge and Security Agreement shall continue to support and otherwise benefit the Obligations;

WHEREAS, each Reaffirming Party expects to realize substantial direct and indirect benefits as a result of the Amendment becoming effective and the consummation of the transactions contemplated thereby;

WHEREAS, the execution and delivery of this Reaffirmation Agreement is a condition precedent to the effectiveness of the Amendment and the consummation of the transactions contemplated thereby; and

WHEREAS, capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Amended and Restated Credit Agreement or the Amendment, as applicable;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation

SECTION 1.01. Reaffirmation. Each Reaffirming Party hereby acknowledges its receipt of a copy of the Amendment and consents to the terms and conditions of the Amendment and the transactions contemplated thereby. Each Reaffirming Party hereby further (a) affirms and confirms its respective guarantees, pledges and grants of security interests and other commitments and obligations under the Guaranty and the Pledge and Security Agreement and (b) confirms and agrees that the Guaranty and the Pledge and Security Agreement and all its guarantees and other commitments and obligations under any Loan Document or Collateral Document shall continue to be in full force and effect following the effectiveness of the Amendment. Each Reaffirming Party hereby agrees that, on and after the Restatement Effective Date, each reference to the “Credit Agreement” in the Guaranty and the Pledge and Security Agreement shall be deemed to be a reference to the Amended and Restated Credit Agreement.

SECTION 1.02. Credit Agreement as Amended. On and after the date on which the Amendment becomes effective in accordance with its terms, each reference to the Credit Agreement (and any terms defined in the Credit Agreement) in any other Loan Document shall be deemed a reference to the Credit Agreement (or such defined terms, as applicable) as amended by the Amendment.

ARTICLE II

Representations and Warranties

Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Reaffirmation Agreement, as follows:

SECTION 2.01. Organization. Such Reaffirming Party is duly formed and validly existing in good standing under the laws of its jurisdiction of organization or formation, as applicable.

SECTION 2.02. Authority; Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Reaffirmation Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Reaffirmation Agreement. Such Reaffirming Party has duly executed and delivered this Reaffirmation Agreement, and this Reaffirmation Agreement constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

SECTION 2.03. Guaranty. The representations and warranties of such Reaffirming Party contained in the Guaranty are true and correct on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representation and warranty shall have been true and correct as of such earlier date).

SECTION 2.04. Pledge and Security Agreement. The representations and warranties of such Reaffirming Party contained in the Pledge and Security Agreement are true and correct on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representation and warranty shall have been true and correct as of such earlier date), and except to the extent of updates to the Schedules thereto or to the Perfection Certificate, which updates have been delivered to the Agent.

ARTICLE III

Miscellaneous

SECTION 3.01. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Amended and Restated Credit Agreement. All communications and notices hereunder to any Reaffirming Party shall be given to the Borrower as provided in Section 10.02 of the Amended and Restated Credit Agreement.

SECTION 3.02. Expenses. The Reaffirming Parties acknowledge and agree that the Agent and the Lenders shall be entitled to reimbursement of expenses as provided in the Amendment and in Sections 9.07 and 10.04 of the Amended and Restated Credit Agreement.

SECTION 3.03. Loan Document. This Reaffirmation Agreement is a “Loan Document” executed pursuant to the Amendment and the Amended and Restated Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 3.04. Successors and Assigns. The provisions of this Reaffirmation Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 3.05. Counterparts. This Reaffirmation Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Reaffirmation Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 3.06. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Amended and Restated Credit Agreement, the Guaranty or the Pledge and Security Agreement, which shall remain in full force and effect except as modified by the Amendment.

SECTION 3.07. Governing Law; Waiver of Jury Trial. (a) This Reaffirmation Agreement shall be construed in accordance with and governed by the laws of the State of New York.

(b) Each party hereto hereby agrees as set forth in Section 10.15 and Section 10.16 of the Amended and Restated Credit Agreement as if such Sections were set forth in full herein.

IN WITNESS WHEREOF, each Reaffirming Party and the Agent have caused this Reaffirmation Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SURGICAL CARE AFFILIATES, LLC,

by	/s/ Andrew P. Hayek
Name: Andrew P. Hayek
Title: President & CEO

ASC ACQUISITION LLC,

by	/s/ Ronald Cami
Name: Ronald Cami
Title: Authorized Representative

EACH OF THE SUBSIDIARIES OF THE BORROWER LISTED ON SCHEDULE A HERETO,

by	/s/ Andrew P. Hayek
Name: Andrew P. Hayek
Title: President

JPMORGAN CHASE BANK, N.A., as the Agent,

by	/s/ Dawn LeeLum
Name: Dawn LeeLum
Title: Executive Director

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

SCHEDULE A

TO REAFFIRMATION AGREEMENT

List of Subsidiaries of the Borrower

1.	SCA Surgery Holdings, LLC

2.	Surgical Holdings, Inc.

3.	SC Affiliates, LLC

4.	ASC Network, LLC

5.	eCode Solutions, LLC

6.	Surgery Centers-West Holdings, LLC

7.	Surgical Center of Tuscaloosa Holdings, Inc.

8.	National Surgery Centers, LLC

9.	Surgery Center Holding, LLC

10.	Surgical Health, LLC